BRINSON SERIES
TRUST

STRATEGIC FIXED
INCOME
PORTFOLIO

JUNE 30, 2001

SEMIANNUAL REPORT

BRINSON SERIES TRUST--STRATEGIC FIXED INCOME PORTFOLIO         SEMIANNUAL REPORT

                                                                 August 15, 2001

Dear Contract Owner,

We present you with the semiannual report for Brinson Series Trust--Strategic Fixed Income Portfolio for the six months ended June 30, 2001.

MARKET REVIEW

[GRAPHIC]

U.S. economic growth continued to contract in the six months ended June 30, 2001, with a ripple effect on overseas economies. As industrial production declined, corporate profits suffered and unemployment claims rose, the Federal Reserve Board acted aggressively to counter the economic slowdown with six interest rate cuts in the first half of the year totaling 2.75%.

Central banks around the world also cut interest rates, although not to the same extent as the U.S. Federal Reserve. Treasury yields fluctuated throughout the period, although the yield curve flattened modestly toward the end of the reporting period and high-quality fixed-income assets became increasingly attractive in the wake of softening equity markets.

During the first two quarters of 2001, real gross domestic product (GDP) barely advanced, while companies, especially in the technology sector, continued to reel with lower consumer demand for products and a shortfall in earnings. Housing starts and consumer spending were bright spots during this time, but manufacturing indices and business confidence remained low.

PORTFOLIO REVIEW

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 6/30/01

                               6 MONTHS     1 YEAR    5 YEARS   10 YEARS  INCEPTION*
STRATEGIC FIXED INCOME
PORTFOLIO (CLASS H)               2.95%      9.89%      7.30%      7.60%       7.46%

LB GOVERNMENT/CORPORATE INDEX     3.51      11.13       7.38       7.93        8.05

LB MORTGAGE BOND INDEX            3.78      11.28       7.64       7.69        8.22

* Inception: since commencement of issuance on July 5, 1989. Index performance is shown as of nearest month end of inception of Class H shares: June 30, 1989.

      The investment return and the principal value of an investment in the Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of less than one year are not annualized. Past performance is no guarantee of future performance. Figures assume reinvestment of all dividends and capital gains distributions, if any, at net asset value on the ex-dividend dates and do not include sales charges. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

PORTFOLIO HIGHLIGHTS

The Portfolio trailed its benchmarks for the six months ended June 30, 2001, with a 2.95% return, compared to a 3.51% return for the Lehman Brothers Government/Corporate Index and a 3.78% return for the Lehman Brothers Mortgage Bond Index. During the period, the Portfolio's mortgage overweight was a positive factor as investors sought mortgage securities for their high risk-adjusted yields. Exposure to non-U.S. bonds affected performance negatively as these markets lagged given a slower pace of monetary easing relative to the U.S.

The major shifts in the Portfolio during the six months were toward an overweighting in collateralized mortgage obligations and a reduction in the Portfolio's exposure to Treasurys. Our international exposure remained steady for the period.

PORTFOLIO STATISTICS

SECTOR ALLOCATION*                       6/30/01                                                 12/31/00
---------------------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations        70.8%     Collateralized Mortgage Obligations           61.6%
Mortgages                                  49.1      U.S. Government Obligations                   55.0
U.S. Government Obligations                22.9      Mortgages                                     25.6
Repurchase Agreements                       9.4      Corporates/Convertibles                        5.5
International Government Obligations        3.0      International Government Obligations           3.1
Corporates                                  1.7      Repurchase Agreements                          2.6
Liabilities in Excess of Other Assets     -56.9      Liabilities in Excess of Other Assets        -53.4
---------------------------------------------------------------------------------------------------------
Total                                     100.0%     Total                                        100.0%

PORTFOLIO CHARACTERISTICS*                            6/30/01         12/31/00
--------------------------------------------------------------------------------
Weighted Average Life                                11.1 yrs.        12.4 yrs.
Weighted Average Duration                             6.2 yrs.         6.2 yrs.
Credit Quality                                             AAA              AAA
Weighted Average Coupon                                   5.42%            7.07%
Net Assets (mm)                                          $2.89            $3.74
--------------------------------------------------------------------------------

* Weightings represent percentages of net assets as of the dates indicated. The Portfolio is actively managed and its composition will vary over time.

OUTLOOK

As consumption and investment bubbles deflate, we expect that the U.S. will experience the first recession of the New Age economy over the next three to four quarters. We believe that U.S. capital spending will continue to decline. Weak demand, leveraged balance sheets, and heightened investor risk aversion may restrict companies' access to capital in the months ahead. We expect that global growth also will weaken as commerce in Europe, Japan and the emerging markets will be affected by sluggishness in the U.S. We expect the European slowdown will be less severe than that of the U.S. as inflation is well contained.

Looking ahead, credit-erosion risks continue to argue in favor of higher-quality assets. Mortgages, which pay relatively high risk-adjusted yields, are an attractive high quality alternative, though we remain cautious of the fact that increased prepayments heighten market pressure. Opportunities are especially attractive on the short ends of the U.K. and Euro zone yield curves. The European Central Bank (ECB) has been slower to cut rates than its U.S. and Japanese counterparts, but we expect that it will soon follow the same course.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,


/s/ Brian M. Storms

BRIAN M. STORMS
President and
Chief Executive Officer
Brinson Advisors, Inc.

This letter is intended to assist shareholders in understanding how the Portfolio performed during the six months ended June 30, 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances.

PORTFOLIO OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

PRINCIPAL
 AMOUNT                                                                             MATURITY               INTEREST
 (000)#                                                                               DATES                  RATES          VALUE
---------                                                                      --------------------     --------------    ----------
U.S. GOVERNMENT OBLIGATIONS--22.96%

$     220     U.S. Treasury Bonds                                                    04/15/28                3.625%       $  225,452
      430     U.S. Treasury Inflation Index Notes++                            07/15/02 to 01/15/09     3.625 to 3.875       438,934
                                                                                                                          ----------
Total U.S. Government Obligations (cost--$663,916)                                                                           664,386
                                                                                                                          ----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--5.80%

      164     GNMA ARM (cost--$167,161)                                        05/20/25 to 09/20/25     7.375 to 7.750       167,708
                                                                                                                          ----------

FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--7.26%

      200     FHLMC (cost--$212,408)                                                 09/15/10                6.875           210,088
                                                                                                                          ----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--35.11%

       31     FNMA ARM                                                               02/01/21                6.930            30,870
    1,000     FNMA TBA                                                                 TBA                   6.000           985,000
                                                                                                                          ----------
Total Federal National Mortgage Association Certificates (cost--$1,017,162)                                                1,015,870
                                                                                                                          ----------

COLLATERALIZED MORTGAGE OBLIGATIONS--70.80%

      201     FHLMC REMIC, Series 1601, Class PB                                     11/15/23                6.500           189,280
      230     FHLMC REMIC, Series 1628, Class KZ                                     12/15/23                6.250           213,466
      174     FHLMC REMIC, Series 2106, Class ZD                                     12/15/28                6.000           145,282
      140     FHLMC REMIC, Series 2210, Class F                                      07/15/28                4.473(1)        139,947
      135     FNMA REMIC, Series 1991-57, Class Z                                    05/25/21                6.500           136,035
      210     FNMA REMIC, Series 1993-96, Class PZ                                   06/25/23                7.000           205,488
      250     FNMA REMIC, Series 2000-12, Class PG                                   04/25/30                7.500           254,535
      235     FNMA REMIC, Series G93-16, Class K                                     04/25/23                5.000           203,421
       72     Countrywide Home Loans Corp., Series 2000-08, Class A2                 01/25/31                7.750            73,512
      109     GE Capital Mortgage Services, Inc., Series 1997-09, Class 2A7          10/25/27                7.000           109,212
       15     Greenwich Capital Acceptance, Inc., Series 1992-LB6, Class A1          10/25/22                7.709(1)         14,579
      240     Merrill Lynch Mortgage Investors, Inc., Series 1993-1, Class A3        11/15/23                5.620(1)        241,048
       74     Option One Mortgage Loan Trust, Series 2000-3, Class A                 09/25/30                4.796            74,481
       23     Student Loan Marketing Trust, Series 1998-2, Class A1                  04/25/07                6.708(1)         23,426
       24     U.S. Department of Veteran Affairs Mortgage Trust REMIC,
                Series 1992-01, Class 2Z                                             05/15/22                7.750            25,058
                                                                                                                          ----------
Total Collateralized Mortgage Obligations (cost--$1,966,389)                                                               2,048,770
                                                                                                                          ----------

CORPORATE BOND--1.69%

AIRLINES--1.69%
       50     Northwest Airlines, Inc. (cost--$48,092)                               04/07/04                8.520            48,886
                                                                                                                          ----------

PRINCIPAL
 AMOUNT                                                                            MATURITY     INTEREST
 (000)#                                                                              DATES        RATES         VALUE
---------                                                                          --------     --------     -----------
STRIPPED MORTGAGE-BACKED SECURITIES--0.91%

$      35     FNMA REMIC Trust, Series 1993-235, Class G* (2) (cost--$24,517)      09/25/23       7.486%+    $    26,423
                                                                                                             -----------

INTERNATIONAL GOVERNMENT OBLIGATIONS--2.97%

   EUR 10     Federal Republic of Germany                                          01/04/30       6.250            9,076
       75     United Mexican States                                                04/07/04       8.554(1)        76,875
                                                                                                             -----------
Total International Government Obligations (cost--$85,154)                                                        85,951
                                                                                                             -----------

NOTIONAL
 AMOUNT
 (000)
---------
OPTIONS--0.01%

PUT OPTIONS PURCHASED--0.01%
    2,000     Euro Put, expires 12/17/01-9/16/02                                                                     544
    1,000     FHLMC Put, expires 08/06/01                                                                              0
                                                                                                             -----------
Total Put Options Purchased (cost--$677)                                                                             544
                                                                                                             -----------

PRINCIPAL
 AMOUNT
 (000)
---------
REPURCHASE AGREEMENT--9.43%

$     273     Repurchase agreement dated 06/29/01 with State Street Bank and Trust Co., collateralized by $275,000 U.S. Treasury Notes,
                5.750% due 11/30/02 (value $282,311); proceeds $273,089
                (cost--$273,000)                                                   07/02/01       3.930          273,000
                                                                                                             -----------
Total Investments (cost--$4,458,476)--156.94%                                                                  4,541,626
Liabilities in excess of other assets--(56.94)%                                                               (1,647,765)
                                                                                                             -----------
Net Assets--100.00%                                                                                          $ 2,893,861
                                                                                                             ===========

----------
#     In U.S. Dollars unless otherwise indicated.
* Principal Only Security--This security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.
+     Estimated yield to maturity at June 30, 2001.
++    Entire amount pledged as collateral for futures transactions.
ARM Adjustable Rate Mortgage--The interest rates shown are the current rates as of June 30, 2001.
REMIC Real Estate Mortgage Investment Conduit.
EUR   Euro.
TBA (To Be Assigned)--Securities are purchased on a forward commitment with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
(1) Floating Rate Securities--The interest rates shown are the current rates as of June 30, 2001.
(2)   Illiquid security representing 0.91% of net assets.

FUTURES CONTRACTS

                                                           IN                           UNREALIZED
NUMBER OF                                               EXCHANGE      EXPIRATION       APPRECIATION
CONTRACTS       CONTRACTS TO RECEIVE/DELIVER              FOR            DATE         (DEPRECIATION)
---------    ----------------------------------        ---------    --------------    --------------
    2        90 Day Eurodollar Futures                 $475,462        June 2002         $    62
    2        90 Day Eurodollar Futures                  474,338     September 2002          (412)
    2        90 Day Eurodollar Futures                  472,988     December 2002           (812)
    2        90 Day Eurodollar Futures                  472,438       March 2003          (1,162)
    4        Euro-Bond Futures                          426,620     September 2001          (492)
    9        U.S. 5 Year Treasury Note Futures          930,094     September 2001         2,031
                                                                                         -------
                                                                                         $  (785)
                                                                                         =======

FORWARD FOREIGN CURRENCY CONTRACTS

       CONTRACTS TO        IN             MATURITY        UNREALIZED
         DELIVER      EXCHANGE FOR          DATE         APPRECIATION
       ------------   ------------        --------       ------------
Euro     141,000        $119,106          07/11/01           $358

                 See accompanying notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES                    JUNE 30, 2001 (UNAUDITED)

ASSETS
Investments in securities, at value (cost--$4,458,476)                                                $ 4,541,626
Cash (including cash denominated in foreign currencies at value with a cost of $20,728)                    18,343
Interest receivable                                                                                        26,582
Unrealized appreciation of forward foreign currency contracts                                                 358
Other assets                                                                                                1,886
                                                                                                      -----------
Total assets                                                                                            4,588,795
                                                                                                      -----------
LIABILITIES
Payable for investments purchased                                                                       1,659,112
Unrealized depreciation on interest rate swaps                                                              1,887
Payable to affiliates                                                                                       1,215
Payable for variation margin                                                                                1,154
Accrued expenses and other liabilities                                                                     31,566
                                                                                                      -----------
Total liabilities                                                                                       1,694,934
                                                                                                      -----------
NET ASSETS
Beneficial interest shares of $0.001 par value outstanding--277,910 (unlimited amount authorized)     $ 2,852,767
Undistributed net investment income                                                                        69,450
Accumulated net realized losses from investment activities                                               (106,648)
Net unrealized appreciation of investments, futures, interest rate swaps, forward contracts and
   other assets and liabilities denominated in foreign currencies                                          78,292
                                                                                                      -----------
Net assets                                                                                            $ 2,893,861
                                                                                                      ===========
Net asset value, offering price and redemption value per share                                        $     10.41
                                                                                                      ===========

                 See accompanying notes to financial statements

STATEMENT OF OPERATIONS

                                                                                       FOR THE SIX
                                                                                      MONTHS ENDED
                                                                                      JUNE 30, 2001
                                                                                       (UNAUDITED)
                                                                                      -------------
INVESTMENT INCOME:
Interest                                                                                $ 115,492
                                                                                        ---------
EXPENSES:
Professional fees                                                                          16,546
Reports and notices to shareholders                                                        11,765
Investment advisory and administration                                                      8,608
Trustees' fees                                                                              3,750
Custody and accounting                                                                      1,033
Transfer agency and related services fees                                                     750
Other expenses                                                                                971
                                                                                        ---------
                                                                                           43,423
                                                                                        ---------
Net investment income                                                                      72,069
                                                                                        ---------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gains (losses) from:
  Investments                                                                              75,986
  Futures contracts                                                                         2,547
  Options written                                                                          (2,941)
  Interest rate swaps                                                                        (271)
  Foreign currency transactions                                                            (1,932)
Net change in unrealized appreciation/depreciation of:
  Investments                                                                             (33,457)
  Futures contracts                                                                        (2,238)
  Options written                                                                           1,473
  Interest rate swaps                                                                        (222)
  Other assets, liabilities and forward contracts denominated in foreign currencies        (3,612)
                                                                                        ---------
NET REALIZED AND UNREALIZED GAINS FROM INVESTMENT ACTIVITIES                               35,333
                                                                                        ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                    $ 107,402
                                                                                        =========

                 See accompanying notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                                           FOR THE SIX
                                                                                          MONTHS ENDED         FOR THE
                                                                                          JUNE 30, 2001       YEAR ENDED
                                                                                           (UNAUDITED)    DECEMBER 31, 2000
                                                                                          -------------   -----------------
FROM OPERATIONS:
Net investment income                                                                      $    72,069       $   246,638
Net realized gains (losses) from:
   Investments, futures, options and interest rate swaps                                        75,321             3,327
   Foreign currency transactions                                                                (1,932)          (17,046)
Net change in unrealized appreciation/depreciation of:
   Investments, futures, options and interest rate swaps                                       (34,444)          269,902
   Other assets, liabilities and forward contracts denominated in foreign currencies            (3,612)            1,811
                                                                                           -----------       -----------
Net increase in net assets resulting from operations                                           107,402           504,632
                                                                                           -----------       -----------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income                                                                         (229,169)         (424,352)
                                                                                           -----------       -----------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares                                                            22,704           143,915
Cost of shares repurchased                                                                    (975,306)       (3,159,502)
Proceeds from dividends reinvested                                                             229,169           424,352
                                                                                           -----------       -----------
Net decrease in net assets from beneficial interest transactions                              (723,433)       (2,591,235)
                                                                                           -----------       -----------
Net decrease in net assets                                                                    (845,200)       (2,510,955)

NET ASSETS:
Beginning of period                                                                          3,739,061         6,250,016
                                                                                           -----------       -----------
End of period (including undistributed net investment income of $69,450 and $226,550,
   respectively)                                                                           $ 2,893,861       $ 3,739,061
                                                                                           ===========       ===========

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENT (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      Brinson Series Trust--Strategic Fixed Income Portfolio (the "Portfolio") is a nondiversified portfolio of Brinson Series Trust (the "Fund"), which is organized under Massachusetts law pursuant to an Amended and Restated Declaration of Trust dated February 11, 1998, as amended, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable contracts.

      The Fund accounts separately for the assets, liabilities and operations of each portfolio. Expenses directly attributable to each portfolio are charged to that portfolio's operations; expenses which are applicable to all portfolios are allocated among them on a pro rata basis.

      The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

      VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Brinson Advisors, Inc. ("Brinson Advisors," formerly known as Mitchell Hutchins Asset Management Inc.), the investment advisor and administrator of the Portfolio, or by the Portfolio's sub-advisor, Pacific Investment Management Company ("PIMCO"). Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolio's custodian.

      Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board.

      REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by Brinson Advisors.

      INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

      FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolio are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

      Although the net assets and the market values of the Portfolio's securities are presented at the foreign exchange rates at the end of the period, the Portfolio does not generally isolate the effect of fluctuations in foreign exchange rates from the effects of fluctuations in the market price of securities. However, the Portfolio does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income for income tax reporting purposes. Net realized foreign currency gain (loss) is treated as ordinary income for income tax reporting purposes. Gains/losses from translating foreign currency-denominated assets and liabilities at the period-end exchange rates are included in the change in unrealized appreciation/depreciation of other assets and liabilities denominated in foreign currencies.

      FORWARD FOREIGN CURRENCY CONTRACTS--The Portfolio may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolio may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if PIMCO anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift the Portfolio's exposure to foreign currency fluctuations from one country to another.

      The Portfolio has no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the total market value of the Portfolio's total assets. The Portfolio may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolio maintains cash or liquid securities in a segregated account in an amount not less than the value of the Portfolio's total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

      Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

      Fluctuations in the value of forward contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. Realized gains and losses include net gains or losses recognized by the Portfolio on contracts which have matured.

      OPTION WRITING--When the Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchases upon exercise of the option.

      FUTURES CONTRACTS--Upon entering into a financial futures contract, the Portfolio is required to pledge to a broker an amount of cash and/or U.S. government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized.

      Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. The Portfolio primarily uses financial futures contracts for hedging purposes or to manage the average duration of the Portfolio and not for leverage. However, imperfect correlations between futures contracts and the portfolio securities being hedged, or market disruptions, do not normally permit full control of these risks at all times.

      REVERSE REPURCHASE AGREEMENTS--The Portfolio may enter into reverse repurchase agreements with qualified third party broker-dealers. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Portfolio enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. For the six months ended June 30, 2001, the Portfolio did not engage in reverse repurchase agreements.

      DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

INTEREST RATE SWAP AGREEMENT

      The Portfolio may enter into interest rate swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to an interest rate for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

      Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio. Therefore, the Portfolio considers the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk.

      The Portfolio records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of investments.

      At June 30, 2001, the Portfolio had an outstanding interest rate swap contract with the following terms:

                                         RATE TYPE
                            ------------------------------------
NOTIONAL      TERMINATION   PAYMENTS MADE      PAYMENTS RECEIVED     UNREALIZED
 AMOUNT          DATE        BY THE FUND          BY THE FUND       DEPRECIATION
--------------------------------------------------------------------------------
$200,000       12/18/06         6.000%              3.836%+           $(1,887)
                                                                      =======

+     Rate based on the three month LIBOR (London Interbank Offered Rate).

CONCENTRATION OF RISK

      Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Portfolio is authorized to invest.

      The ability of the issuers of debt securities, including mortgage-and-asset-backed securities held by the Portfolio, to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. Mortgage-and-asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

WRITTEN OPTION ACTIVITY

      Written option activity for the six months ended June 30, 2001 for the Portfolio was as follows:

                                                                           AMOUNT OF
                                                          NUMBER OF         PREMIUMS
                                                           OPTIONS          RECEIVED
                                                          ---------        ---------
Options outstanding at December 31, 2000                      2              $ 689
Options terminated in closing purchase transactions          (1)              (369)
Options expired prior to exercise                            (1)              (320)
                                                             --              -----
Options outstanding at June 30, 2001                         --                 --
                                                             ==              =====

INVESTMENT ADVISOR AND ADMINISTRATOR

      The Board has approved an investment advisory and administration contract between the Fund and Brinson Advisors ("Advisory Contract"), under which Brinson Advisors serves as investment advisor and administrator of the Portfolio. In accordance with the Advisory Contract, the Portfolio pays Brinson Advisors an investment advisory and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.50% of the Portfolio's average daily net assets. At June 30, 2001, the Portfolio owed Brinson Advisors $1,215 in investment advisory and administration fees.

      Under a separate contract, PIMCO serves as the sub-advisor of the Portfolio. Brinson Advisors (not the Portfolio) pays the sub-advisor a fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets.

SECURITIES LENDING

      The Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS PaineWebber Inc. ("UBS Painewebber(SM)*"), an indirect wholly owned subsidiary of UBS AG, serves as the Portfolio's lending agent and has been approved as a borrower under the Portfolio's securities lending program. For the six months ended June 30, 2001, the Portfolio had no security lending activity.

BANK LINE OF CREDIT

      The Portfolio may participate with other funds managed by Brinson Advisors in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowing. For the six months ended June 30, 2001, the Portfolio did not borrow under the Facility.

----------
*     UBS PaineWebber is a service mark of UBS AG.

INVESTMENTS IN SECURITIES

      For federal income tax purposes, the cost of securities owned at June 30, 2001 was substantially the same as the cost of securities for financial statement purposes.

      At June 30, 2001, the components of net unrealized appreciation of investments were as follows:

Gross appreciation (investments having an excess of value over cost)  $ 104,785
Gross depreciation (investments having an excess of cost over value)    (21,635)
                                                                      ---------
Net unrealized appreciation of investments                            $  83,150
                                                                      =========

      For the six months ended June 30, 2001, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $32,029,258 and $33,452,908, respectively.

FEDERAL TAX STATUS

      The Portfolio intends to distribute all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year, substantially all of its net investment income, capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a Federal excise tax.

      At December 31, 2000, the Portfolio had a net capital loss carry forward of $172,893 available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire as follows: $166,057 by December 31, 2007 and $6,836 by December 31, 2008. To the extent that such losses are used to offset future net realized capital gains as provided in the regulations, it is probable that the gains will not be distributed.

SHARES OF BENEFICIAL INTEREST

      There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                              FOR THE SIX           FOR THE
                                              MONTH ENDED         YEAR ENDED
                                             JUNE 30, 2001     DECEMBER 31, 2000
                                             -------------     -----------------
Shares sold                                      2,106               14,125
Shares repurchased                             (93,507)            (310,158)
Dividends reinvested                            21,784               43,569
                                               -------             --------
Net decrease                                   (69,617)            (252,464)
                                               =======             ========

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                               FOR THE SIX
                                                               MONTH ENDED          FOR THE YEARS ENDED DECEMBER 31,
                                                              JUNE 30, 2001  ----------------------------------------------
                                                               (UNAUDITED)    2000      1999      1998      1997      1996
                                                              -------------  ------    ------    ------    ------   -------
Net asset value, beginning of period                              $10.76     $10.42    $10.78    $10.64    $10.21   $ 10.61
                                                                  ------     ------    ------    ------    ------   -------
Net investment income                                               0.27       0.82      0.72      0.70      0.69      0.70
Net realized and unrealized gains (losses) from investments, futures, options, interest rate swaps and foreign
  currency transactions                                             0.05       0.34     (1.08)     0.21      0.44     (0.31)
                                                                  ------     ------    ------    ------    ------   -------
Net increase (decrease) from investment operations                  0.32       1.16     (0.36)     0.91      1.13      0.39
                                                                  ------     ------    ------    ------    ------   -------
Dividends from net investment income                               (0.67)     (0.82)       --     (0.68)    (0.70)    (0.70)
Distributions from net realized gains from investment
  activities                                                          --         --      0.00++   (0.09)       --     (0.09)
                                                                  ------     ------    ------    ------    ------   -------
Total dividends and distributions to shareholders                  (0.67)     (0.82)     0.00     (0.77)    (0.70)    (0.79)
                                                                  ------     ------    ------    ------    ------   -------
Net asset value, end of period                                    $10.41     $10.76    $10.42    $10.78    $10.64   $ 10.21
                                                                  ======     ======    ======    ======    ======   =======
Total investment return (1)                                         2.95%     11.95%    (3.32)%    8.62%    11.00%     3.79%
                                                                  ======     ======    ======    ======    ======   =======
Ratios/Supplemental data:
Net assets, end of period (000's)                                 $2,894     $3,740    $6,250    $9,469    $9,891   $10,689
Expenses to average net assets                                      2.52%*     2.28%+    1.82%+    1.10%+    1.00%     1.52%
Net investment income to average net assets                         4.19%*     5.11%     5.34%     5.88%     6.04%     5.88%
Portfolio turnover                                                   683%       690%      503%      245%      175%      317%

----------
*     Annualized.

+ Includes 0.09%, 0.10% and 0.14% of interest expense related to the reverse repurchase agreements entered into during the years ended December 31, 2000, December 31, 1999 and December 31, 1998, respectively.

++ The Fund paid a distribution of less than $0.005 for the year ended December 31, 1999.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.

THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE PORTFOLIO WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

                        BRINSON ADVISORS

                        (C)2001 Brinson Advisors, Inc.
                        All Rights Reserved